AFL CIO 485BPOS

Exhibit 99.(1)

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Christopher Coleman
(Signature)

Christopher Coleman
Name

01/20/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Timothy J. Driscoll
(Signature)

Timothy J. Driscoll
Name

01/29/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/Kevin Filter
(Signature)

Kevin Filter
Name

01/13/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/Bridget Gainer
(Signature)

Bridget Gainer
Name

01/30/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/Brendan Griffith
(Signature)

Brendan Griffith
Name

01/20/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Sean McGarvey
(Signature)

Sean McGarvey
Name

01/30/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Vito V. Mundo
(Signature)

Vito V. Mundo
Name

01/14/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Paul A. Noble
(Signature)

Paul A. Noble
Name

01/26/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Terry O’Sullivan
(Signature)

Terry O’Sullivan
Name

02/02/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Jack F. Quinn, Jr.
(Signature)

Jack F. Quinn, Jr.
Name

01/21/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Fred Redmond
(Signature)

Fred Redmond
Name

01/21/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Deidre L. Schmidt
(Signature)

Deirdre L. Schmidt
Name

01/29/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Anthony Shelton
(Signature)

Anthony Shelton
Name

01/27/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Elizabeth H. Shuler
(Signature)

Elizabeth H. Shuler
Name

01/28/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Harry W. Thompson
(Signature)

Harry W. Thompson
Name

01/28/2026
Date

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ James A. Williams, Jr.
(Signature)

James A. Williams, Jr.
Name

01/27/2026
Date